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                                                                    EXHIBIT 10.3


                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS AGREEMENT, effective as of November 1, 1998 (the "Effective Date"), is made and entered into by and between The Corporate Executive Board Company, a Delaware corporation (hereinafter "the Company"), and Clay M. Whitson (hereinafter the "Executive").

     WHEREAS, the Company desires to employ the Executive and the Executive desires to be employed by the Company; and

     WHEREAS, the Company and the Executive have agreed on the terms and conditions of the Executive's employment with the Company; and

     WHEREAS, the Company and the Executive desire to memorialize the terms and conditions of the Executive's employment with company in a written and binding contract.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

     1.  EMPLOYMENT
         ----------

          The Company hereby agrees to employ the Executive as of the Effective Date, on the terms and conditions stated herein, to perform and discharge such services and duties as are reasonably required of the Chief Financial Officer of the Company, and such other services and duties as he may be assigned from time to time by the Company's Board of Directors and the Company's Chief Executive Officer. The Executive agrees to accept such employment with the Company as of the Effective Date on the terms and conditions stated herein, and to devote his full and best efforts, energies and abilities to the Company on a full time basis.

     2.  TERM
         ----

          The term of this Agreement shall commence as of the Effective Date and shall continue until this Agreement is terminated pursuant to Section 6 below. The Executive may be terminated by the Company at will at any time. However, a termination of the Executive shall be governed by the provisions of Section 6 below.

     3.  COMPENSATION
         ------------

          A.  SIGNING BONUS
              -------------

          The Company shall pay the Executive, on or prior to the Effective Date, a signing bonus in the amount of One Hundred Thousand Dollars ($100,000.00), subject to the repayment provisions set forth in Section 6(c) below.
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          B.  BASE SALARY
              -----------

          As compensation for services rendered by the Executive during his employment under this Agreement, the Company shall, commencing with the Effective Date, pay the Executive a base salary at the rate of Two Hundred Fifty Thousand Dollars ($250,000.00) per annum. All salary payments hereunder shall be payable in installments in accordance with the Company's policy governing salary payments to executive employees generally. The Company shall review the Executive's salary periodically, but not less frequently than on an annual basis, and may, in its sole discretion, grant increases to the Executive's salary rate.

          C.  STOCK OPTIONS
              -------------

          As additional compensation for services rendered by the Executive during his employment under this Agreement, as of the Effective Date, the Company shall grant the Executive the right and option to purchase shares of Class B, $0.01 par value, Nonvoting Common Stock of the Company, equal to one percent (1%) of the fully diluted equity of the Company, at the then prevailing fair market value of the Company, subject to the terms and conditions Company's Stock-Based Incentive Compensation Plan or such other Company stock option plan as the Board of Directors of the Company may designate, and as set forth in the Stock Option Agreement between the Company and the Executive (the "Option Agreement"), and the Stockholders' Agreement between the Company and the Executive (the "Stockholders' Agreement"). The Option Agreement and the Stockholders' Agreement, which are hereby incorporated herein in their entirety by this reference, shall be executed contemporaneously with this Agreement.

          D.  BENEFITS
              --------

          The Company shall provide the Executive with all of the standard benefits it provides to other executive employees who are similarly situated, as such benefits may be modified from time to time, including without limitation vacation, holidays, sick leave, group health insurance, short term and long term disability insurance, life insurance and participation in the 401(k) plan.

          E.  EXPENSES
              --------

          The Company shall reimburse the Executive for all reasonable and necessary business expenses incurred by him in the performance of his duties hereunder, in accordance with its policies, and provided they are vouchered in a form satisfactory to the Internal Revenue Service and consistent with the Company's policy for the deduction of such expenses.

     4.  COMPLIANCE WITH OTHER AGREEMENTS
         --------------------------------

          The Executive represents and warrants that his performance hereunder shall not conflict with any other agreements to which he was or is a party. He further represents and warrants that he will not use in his performance hereunder any information, material or documents of a former employer which are trade secrets or are otherwise confidential or

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proprietary to said employer, unless he has first obtained written authorization from such former employer for their possession or use. The Executive agrees not to enter into any agreement, either written or oral, which may conflict with this Agreement, and he authorizes the Company to make known the terms of this Agreement to any person or entity, including, but not limited to, members of the Company and future employers of the Executive.

     5.   EXCLUSIVE SERVICES, CONFIDENTIAL INFORMATION, BUSINESS OPPORTUNITIES,
          ---------------------------------------------------------------------
          NON-COMPETITION, NON-SOLICITATION AND WORK PRODUCT
          --------------------------------------------------

          Contemporaneous with their execution of this Agreement, the Executive and the Company shall execute the Company's Agreement Concerning Exclusive Services, Confidential Information, Business Opportunities, Non-Competition, Non-Solicitation and Work Product ("Non-Competition Agreement"), which is hereby incorporated herein in its entirety by this reference.

     6.  TERMINATION
         -----------

          A.  BY THE COMPANY
              --------------

               (I)  TERMINATION FOR CAUSE
                    ---------------------

                    The Company may terminate the employment of the Executive for Cause at any time upon three (3) months prior written notice to the Executive. For purposes of this Agreement, "Cause" for termination shall mean the commission of an act of fraud or theft against the Company; conviction for any felony; conviction for any misdemeanor involving moral turpitude which might, in the Company's opinion, cause embarrassment to the Company; significant violation of any material Company policy; willful or repeated non-performance or substandard performance of material duties which is not cured within thirty (30) days after written notice thereof to the Executive; or violation of any material District of Columbia, state or federal laws, rules or regulations in connection with or during performance of the Executive's work which, if such violation is curable, is not cured within thirty (30) days after notice thereof to the Executive. In the event of a termination pursuant to this Section 6(a)(i), the Company may at any time prior to the expiration of the notice period relieve the Executive of his duties and pay him his salary in lieu of notice for the remainder of such period. In the event of termination pursuant to this Section 6(a)(i), the Executive shall not be entitled to any further compensation or benefits from the Company, except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or the Option Agreement .

               (II)  TERMINATION WITHOUT CAUSE
                     -------------------------

                     The Company may, in its sole discretion, without Cause or without any other reason whatsoever, terminate the Executive's employment at any time. A termination without Cause shall not include death or Disability (as defined in Section 6(b) below) or a termination by the Executive under Section 6(c) below. In the event of a termination without Cause pursuant to this Section 6(a)(ii), (A) the Company shall pay the Executive an amount

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equal to one year's annual base salary of the Executive at the time of such termination, and (B) the options granted to the Executive pursuant to Section 3(c) hereof shall vest and become exercisable immediately and such options shall expire 90 days after such termination without Cause. The Executive shall not be entitled to any further compensation or benefits from the Company, except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or the Option Agreement.

          B.  DEATH OR DISABILITY
              -------------------

          The Executive's employment shall be terminated in the event of his death or Disability. The term "Disability" shall mean a serious and permanent medical incapacity or disability that precludes the Executive from performing professional work. The Company, at its option and expense, shall be entitled to retain a physician reasonably acceptable to the Executive to confirm the existence of such incapacity or disability. In the event of death or Disability as referred to in the Option Agreement, all options granted to the Executive shall become fully vested as provided therein. In addition, in the event of termination under this Section 6(b), neither the Executive nor his estate shall be entitled to any compensation or benefits from the Company, except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or the Option Agreement.

          C.  BY THE EXECUTIVE
              ----------------

               (I)  TERMINATION NOT FOR GOOD REASON.
                    -------------------------------

          The Executive may voluntarily terminate his employment other than for Good Reason (as defined in Section 6(c)(ii) below) at any time upon three (3) months prior written notice to the Company. A voluntary termination not for Good Reason by the Executive shall not include a date on which the Executive ceases to be employed by the Company due to death or Disability. Should the Executive voluntarily terminate his employment not for Good Reason at any time within two (2) years of the Effective Date, the Executive must repay the Company within three (3) months of the Executive's termination such portion of the signing bonus described in Section 3(a) above as is equal to the product of such signing bonus multiplied by a fraction the numerator of which is the number of days that remain in such two-year period after the Executive's termination and the denominator of which is 730. In the event of such voluntary termination by the Executive, the Company may at any time prior to the expiration of the notice period relieve him of his duties and pay him his salary in lieu of notice for
the remainder of said notice period.   In the event of termination pursuant to
this Section 6(c)(i), the Executive shall not be entitled to any compensation or benefits from the Company, except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or the Option Agreement.

               (II)  TERMINATION FOR GOOD REASON.
                     ---------------------------

          The Executive may voluntarily terminate his employment for Good Reason at any time upon three (3) months prior written notice to the Company. For purposes of this Agreement, "Good Reason" shall exist if the Company (i) effects a material adverse change

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to the employment responsibilities or authority of the Executive, (ii) effects a reduction in the base salary of the Executive, (iii) relocates the Executive's place of employment to a location that is more than thirty-five (35) miles from the location of the Company's headquarters on the date of this Agreement, or
(iv) materially breaches this Agreement. A termination for Good Reason shall not include death or Disability. In addition, if, as a result of one or more related transactions, the majority of the capital stock of the Company or substantially all of its assets are purchased by, or the Company is merged with, another company, the Executive may terminate his employment for Good Reason, if, after such transactions, there is a significant and material adverse change in the Executive's responsibility for, and authority over, the same internal functions of the Company's business as he had prior to such transactions. In the event of a termination for Good Reason by the Executive pursuant to this Section
6(c)(ii), (A) the Company shall pay the Executive an amount equal to one year's annual base salary of the Executive at the time of such termination, and (B) the options granted to the Executive pursuant to Section 3(c) hereof shall vest and become exercisable immediately and such options shall expire within 90 days of such termination for Good Reason. The Executive shall not be entitled to any further compensation or benefits from the Company, except for such compensation or benefits which have been earned prior to the date of termination pursuant to the express terms of this Agreement or the Option Agreement.

               (III)  TERMINATION FOR NON-OCCURRENCE OF INITIAL PUBLIC OFFERING
                      ---------------------------------------------------------
                      OR APPROVED SALE.
                      ----------------

          In the event an Initial Public Offering or an Approved Sale of the Company has not commenced within eighteen (18) months from the Effective Date, the Executive may voluntarily terminate his employment with the Company within thirty (30) days after the expiration of such eighteen (18)-month period and the Company shall pay the Executive upon such termination, in lieu of any other payments by, or obligations of, the Company to the Executive provided for by this Agreement and any other compensation or stock option agreement between the Company and the Executive (other than any Base Salary earned by the Executive through the date of such termination), an amount equal to the greater of (I) $250,000 or (II) an amount equal to the value of one-third (1/3) of the options granted to the Executive under Section 3(c) hereof calculated on the basis of the then prevailing fair market value of the Company at the time of termination. For purposes of this Agreement: (x) a termination pursuant to this Section 6(c)(iii) shall not obligate the Executive to repay his signing bonus as provided in Section 6(c)(i) above; (y) the term "Initial Public Offering" shall mean the effectiveness of a registration statement under the Securities Act of 1933 covering any of the capital stock, and the completion of a sale of such stock thereunder, if as a result of such sale (i) the Company becomes a reporting company under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, and (ii) the capital stock is traded on the New York Stock Exchange or the American Stock Exchange, or quoted on the NASDAQ National Market System; and (z) the term "Approved Sale" shall mean a transaction or a series of related sale transactions that result in a bona fide unaffiliated change of economic
                              ---- ----
beneficial ownership of the Company (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of the Company) whether pursuant to the sale of the stock of the Company, the sale of the assets of the Company, or a merger or consolidation

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involving the Company (however, an Approved Sale shall not include (A) an issuance by the Company of its own stock, or (B) a gift of the stock of the Company).

     7.   ARBITRATION
          -----------

          The parties shall endeavor to settle all disputes by amicable negotiations. Subject to Section 7(f) hereof, any claim, dispute, disagreement or controversy that arises among the parties relating to this Employment Agreement that is not amicably settled shall be resolved by arbitration, as follows:

          (a) Any such arbitration shall be heard in the District of Columbia, before a panel consisting of one (1) to three (3) arbitrators, each of whom shall be impartial. Except as the parties may otherwise agree, all arbitrators shall be appointed in the first instance by the appropriate official in the District of Columbia office of the American Arbitration Association or, in the event of his or her unavailability by reason of disqualification or otherwise, by the appropriate official in the New York City office of the American Arbitration Association. In determining the number and appropriate background of the arbitrators, the appointing authority shall give due consideration to the issues to be resolved, but his or her decision as to the number of arbitrators and their identity shall be final. Except as otherwise provided in this Section 7, all of the arbitration proceedings shall be conducted in accordance with the rules of the arbitrators.

          (b) An arbitration may be commenced by any party to this Agreement by the service of a written request for arbitration upon the other affected parties. Such request for arbitration shall summarize the controversy or claim to be arbitrated, and shall be referred by the complaining party to the appointing authority for appointment of arbitrators ten (10) days following such service or thereafter. If the panel of arbitrators is not appointed by the appointing authority within thirty (30) days following such reference, any party may apply to any court within the District of Columbia for an order appointing arbitrators qualified as set forth below.

          (c) All attorneys' fees and costs of the arbitration shall in the first instance be borne by the respective party incurring such costs and fees, but the arbitrators shall have the discretion to award costs and/or attorneys' fees as they deem appropriate under the circumstances. The parties hereby expressly waive punitive damages, and under no circumstances shall an award contain any amount that in any way reflects punitive damages.

          (d) Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          (e) It is intended that controversies or claims submitted to arbitration under this Section 7 shall remain confidential, and to that end it is agreed by the parties that neither the facts disclosed in the arbitration, the issues arbitrated, nor the views or opinions of any persons concerning them, shall be disclosed to third persons at any time, except to the extent necessary to enforce an award or judgment or as required by law or in response to legal process or in connection with such arbitration.

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          (f) Notwithstanding anything to the contrary contained in this
Agreement, the Company shall be entitled to initiate at any time legal action in a court of competent jurisdiction for the purpose of seeking and obtaining the issuance of a temporary restraining order, preliminary injunction and/or other similar relief restraining the Executive from committing or continuing to commit any breach of the Non-Competition Agreement pending final resolution of the arbitration proceeding. In the event the Company prevails in such arbitration proceeding, in addition to any other remedies granted to the Company pursuant to such proceeding, the Company shall be entitled to seek and obtain a permanent injunction and/or other similar relief restraining the Executive from committing or continuing to commit any breach of the Non-Competition Agreement.

     8.  NON-WAIVER
         ----------

          It is understood and agreed that one party's failure at any time to require the performance by the other party of any of the terms, provisions, covenants or conditions hereof shall in no way affect the first party's right thereafter to enforce the same, nor shall the waiver by either party of the breach of any term, provision, covenant or condition hereof be taken or held to be a waiver of any succeeding breach.

     9.  SEVERABILITY
         ------------

          In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid or unenforceable by a court of competent jurisdiction or any arbitrator, such provision shall be deleted from this Agreement and this Agreement shall be construed to give full effect to the remaining provisions thereof.

     10.  GOVERNING LAW
          -------------

          This Agreement shall be interpreted, construed and governed according to the laws of the District of Columbia, without regard to the principle of conflicts of laws thereof.

     11.  HEADINGS AND CAPTIONS
          ---------------------

          The paragraph headings and captions contained in this Agreement are for convenience only and shall not be construed to define, limit or affect the scope or meaning of the provisions hereof.

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     12.  SURVIVAL
          --------

          The provisions of the Non-Competition Agreement, the Option Agreement and the Stockholders' Agreement (and any agreements incorporated therein by reference) shall survive the termination and/or expiration of this Agreement.

     13.  ENTIRE AGREEMENT
          ----------------

          This Agreement, including the agreements expressly incorporated by reference herein pursuant to Sections 3(c) and 5 above (and any agreements incorporated therein by reference), contains and represents the entire agreement of the parties and supersedes all prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof. This Agreement may not be modified or amended in any way unless in a writing signed by both the Executive and the Company.

     14.  ASSIGNABILITY
          -------------

          Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, successors and assigns.

     15.  NOTICES
          -------

          All notices required or permitted hereunder shall be in writing and shall be deemed properly given if delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or sent by telegram, telex, telecopy or similar form of telecommunication, and shall be deemed to have been given when received. Any such notice or communication shall be addressed: (a) if to The Company, to Chief Executive Officer, The Corporate Executive Board Company, The Watergate, 600 New Hampshire Avenue, N.W., Washington, D.C. 20037; or (b) if to the Executive, to his last known home address on file with the Company; or to such other address as the parties shall have furnished to one another in writing.

     16.  COUNTERPARTS
          ------------

          This Agreement may be executed in two or more counterparts all of which shall have the same force and effect as if all parties hereto had executed a single copy of this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                   THE CORPORATE EXECUTIVE BOARD COMPANY

____________________________       By: _______________________________
Clay M. Whitson                    Name:  Michael A. D'Amato
                                   Title: Executive Vice President

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